                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  March 1, 2006

                           United Parcel Service, Inc.
             (Exact name of registrant as specified in its charter)

     Delaware                    001-15451                      58-2480149
 (State or other                (Commission                   (IRS Employer
   jurisdiction                 File Number)              Identification Number)
of incorporation)

        55 Glenlake Parkway, N.E.                                        30328
            Atlanta, Georgia                                          (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (404) 828-6000

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously disclosed in the Current Report on Form 8-K filed on January 13, 2006, the Compensation Committee of the Board of Directors of United Parcel Service, Inc. (the "Company") approved the award of restricted stock units ("RSUs") to be granted as UPS 2006 Long-Term Incentive Performance Awards under the UPS Incentive Compensation Plan. On March 1, 2006, the Company finalized the form of Restricted Stock Unit Award Agreement for the UPS 2006 Long-Term Incentive Performance Awards, which is attached hereto as Exhibit 10.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

10.1 Form of Restricted Stock Unit Award Agreement for the 2006 Long-Term Incentive Performance (LTIP) Awards

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNITED PARCEL SERVICE, INC.


Date: March 7, 2006                     By: /s/ D. Scott Davis
                                            ------------------------------------
                                        Name: D. Scott Davis
                                        Title: Senior Vice President, Treasurer
                                               and Chief Financial Officer